                              Dated 19 August 1999
                              --------------------







                  THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.

                                     - and -

                                   THE VENDORS

                                     - and -

                  MR NATHAN KIRSH (AS VENDORS' REPRESENTATIVE)

                                     - and -

                            FIRST UNION NATIONAL BANK







            --------------------------------------------------------

                   INDEMNITY ESCROW AND STOCK PLEDGE AGREEMENT

            --------------------------------------------------------






                              ASHURST MORRIS CRISP
                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Tel: 0171-638 1111
                               Fax: 0171-972 7990

                                MAM/DRS/P99700001

THIS INDEMNITY ESCROW AND STOCK PLEDGE AGREEMENT (the "ESCROW AGREEMENT") is made on 19 August 1999

BETWEEN:-

(1) THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. a Georgia corporation whose principal address is at 2300 Windy Ridge Parkway, Suite 100 North, Atlanta, Georgia 30339 ("PRG");

(2) the persons and entities listed in schedule 2 attached hereto, being all of the vendors (collectively, the "VENDORS" and individually, a "VENDOR") of Meridian VAT Corporation Ltd., a Jersey corporation ("MERIDIAN" or the "COMPANY");

(3) MR NATHAN KIRSH care of Kirsh Industries Limited, 9 Summit Road, Dunkeld West, Johannesburg 2196, South Africa (the "VENDORS' REPRESENTATIVE"); and

(4) FIRST UNION NATIONAL BANK, a national banking association, whose address is at c/o Administrator, Capital Management Group, Corporate Trust Division, 999 Peachtree Street, Suite 1100M/C GA 9094 Atlanta, GA 30309-9094, as escrow agent (the "ESCROW AGENT").

RECITALS

(A) Pursuant to an agreement for the acquisition of the whole of the issued share capital and certain other equity interests of Meridian (the "SALE AGREEMENT") of even date between PRG, the Vendors and the Vendors' Representative, PRG is acquiring all of the issued share capital and certain other equity interests of Meridian from the Vendors.

(B) This Escrow Agreement is executed and delivered by the parties hereto pursuant to clause 3.2 of the Sale Agreement.

(C) Pursuant to the Sale Agreement, the Vendors have appointed and authorised the Vendors' Representative to act as their agent and attorney in carrying out the provisions of this Escrow Agreement, the Sale Agreement and Deed of Indemnity.

THE PARTIES AGREE AS FOLLOWS:-

1.     DEFINITIONS

       All capitalised terms not defined herein shall have the meanings assigned to them in the Sale Agreement.

2.     ESCROW AGENT

2.1    APPOINTMENT

       PRG and the Vendors' Representative hereby appoint the Escrow Agent to serve as escrow agent hereunder and the Escrow Agent hereby accepts such appointment and agrees to perform all duties that are expressly set forth in this Escrow Agreement.

2.2    COMPENSATION

       The Escrow Agent will be entitled to compensation in accordance with its customary fee schedule, a copy of which is attached hereto as schedule 1. The Escrow Agent's fees shall be paid as to one-half by PRG and as to one-half by the Vendors' Representative.

2.3    RESIGNATION

       The Escrow Agent may resign at any time upon giving the other parties hereto 30 days' prior written notice. In such event, the Escrow Agent shall deliver the Escrow Fund (as defined in clause 3 below) and any and all documents relating thereto then in its possession to a successor escrow agent; the successor to the Escrow Agent shall be such person, firm or corporation as shall be mutually agreed upon by PRG and Vendors' Representative.

       Such resignation shall not be effective until a successor agrees to act hereunder; provided, however, that if no successor is appointed and acting hereunder within 30 days after such notice is given, the Escrow Agent may pay and deliver the Escrow Fund into a court of competent jurisdiction and shall have no further responsibility hereunder.

       Any successor appointed pursuant to this clause 2.3 shall be subject to all the provisions of this Escrow Agreement and the Sale Agreement to the same extent and in the same manner as the Escrow Agent it succeeds.

2.4    LIABILITIES AND INDEMNIFICATION OF ESCROW AGENT

       The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed herein in carrying out or executing the purposes and intent of this Escrow Agreement; provided, however, that nothing herein contained shall relieve the Escrow Agent from liability arising out of its own wilful misconduct or gross negligence. The Escrow Agent's duties and obligations under this Escrow Agreement shall be entirely administrative and not discretionary. The Escrow Agent shall not be liable to any party hereto or to any third party as a result of any action or omission taken or made by the Escrow Agent in good faith. PRG and the Vendors' Representative shall, jointly and severally, indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, all fees and expenses of the Escrow Agent hereunder and any and all liabilities, costs, fees and expenses (including reasonable attorneys' fees) that the Escrow Agent may suffer or incur by reason of its execution and performance of this Escrow Agreement. As between PRG and Vendors' Representative, all such fees and expenses or other indemnified amounts as described above shall be borne equally (as to one-half by PRG and as to one-half by the Vendors' Representative). In the event any legal questions arise concerning the Escrow Agent's duties and obligations hereunder, the Escrow Agent may consult its legal counsel and rely without liability upon written opinions given to it by such counsel. The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, authorisation, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

3.     THE ESCROW FUND

3.1    DELIVERY OF ESCROW SHARES

       Concurrently with the execution hereof, PRG shall procure that there shall be deposited with the Escrow Agent an aggregate of 611,437 shares of PRG Common Stock (the "ESCROW SHARES"), to be held by the Escrow Agent pursuant to and in accordance with the terms of this Escrow Agreement. The Escrow Shares shall be represented by stock certificates in the name of "First Union National Bank, as Escrow Agent under the Escrow Agreement dated 19 August 1999" in respect of each Vendor in the number of shares listed in column 3 of schedule 2.

       Notwithstanding the foregoing, during the term of this Escrow Agreement, title to the Escrow Shares will be in the name of the Escrow Agent for record holder purposes only. The parties acknowledge that the Vendors are the beneficial owners of the Escrow Shares, subject to the terms and conditions of the Agreement and this Escrow Agreement, and each Vendor will retain all rights to vote in respect of those of the Escrow Shares reflected in respect of the Vendor in columns 3 and 4 of schedule 2 and that are not released from escrow and transferred to PRG pursuant to clause 4 below. PRG agrees that under current law it would accept a legal opinion from a law firm reasonably acceptable to PRG, including without limitation Baker & McKenzie, in relation to the transfer of the Escrow Shares pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), which is premised on the respective Vendors being treated as holding the Escrow Shares to which they have beneficial ownership from the date of Completion of the Sale Agreement, notwithstanding that the Escrow Agent will be the record holder of such Escrow Shares during the term of this Escrow Agreement, that the transfer complies with the requirements of Rule 144 under the Securities Act.

       The Escrow Shares are delivered into escrow hereunder on behalf of the Vendors in the same relative proportion as the Consideration Shares received by each Vendor pursuant to the Agreement and as listed in column 2 of schedule 2 ("PROPORTIONATE INTEREST").

       All cash dividends ("CASH DIVIDENDS") on the Escrow Shares shall be deposited directly into an escrow account created by the Escrow Agent for the purpose of holding such cash dividends (the "DIVIDEND ACCOUNT"). Shares resulting from stock dividends, stock splits, and other shares or securities issued in respect of the Escrow Shares ("SHARE DIVIDENDS") shall upon issuance be added to and become part of the Escrow Shares, shall be issued in the name of the Escrow Agent, and shall be held by the Escrow Agent subject to the provisions of this Escrow Agreement.

       The Escrow Shares, Cash Dividends, Share Dividends and any other cash or other property held by the Escrow Agent hereunder shall be referred to as the "ESCROW FUND". The Escrow Fund is to be held in escrow and distributed by the Escrow Agent pursuant to the terms of this Escrow Agreement.

3.2    RECEIPT

       The Escrow Agent hereby acknowledges receipt of the Escrow Shares and agrees to hold and disburse the same in accordance with the terms and conditions of this Escrow Agreement.

3.3    INVESTMENT

       The Escrow Agent shall, pending the disbursement or release of the Escrow Fund pursuant to this Escrow Agreement, invest any cash in the Escrow Fund in accordance with any instructions signed by both the Vendors' Representative and PRG in:

       (a) interest bearing savings accounts (the terms of which have no restrictions as to the date of withdrawal) in a federally insured banking or thrift institutions (including, without limitation, the Escrow Agent or any affiliate);

       (b) commercial paper having the highest rating conferred by a nationally-recognised investment rating agency;

       (c) money market funds which are investment companies registered under the Investment Company Act of 1940, including, without limitation, those for which Escrow Agent or an affiliate acts as investment adviser; and/or

       (d) securities issued or insured by the United States Government or an agency or instrumentality thereof with a remaining term to maturity of no more than one year;

       provided that all such investments can be liquidated without penalty to cash promptly in order to allow timely disbursement of cash in accordance with this Escrow Agreement.

3.4    SALES OF ESCROW SHARES

       (a) In the event a Vendor desires to sell all or a percentage of its Escrow Shares, the Vendors' Representative shall notify the Escrow Agent and PRG in writing of the number of Escrow Shares to be sold and the identity of the Vendor of the respective Escrow Shares which are proposed to be sold, and shall certify or obtain certification reasonably acceptable to PRG (i) that the proposed sale complies with any Pooling of Interests restrictions to which the Vendor is subject and (ii) that the proposed sale will comply with this Escrow Agreement and shall otherwise comply with applicable state and federal securities laws.

       (b) No Escrow Shares shall be sold by any of the Vendors listed at numbers 1, 2, 3, 5, 7, 8 and 9 of part A of schedule 1 and listed at numbers 8 and 9 of part B of schedule 1 of the Sale Agreement (each a "RELEVANT VENDOR") prior to such time as PRG publishes its financial results for at least 30 days of the combined operations of PRG and the Group.

       (c) The proceeds from the sale of any Escrow Shares shall remain in (or be returned to) the Escrow Fund until otherwise distributed as provided for by this Escrow Agreement.

3.5    RELEASE OF ESCROW FUND

       Within five (5) business days of the first anniversary of Completion, the Escrow Agent shall deliver to the Vendors' Representative the Escrow Fund then remaining in escrow hereunder ("RELEASE"). The Escrow Fund so released shall be allocated among the Vendors by the Vendors' Representative (without any liability to or responsibility of PRG or the Escrow Agent for such allocation).

4.     DISBURSEMENT OF ESCROW FUND

       The following procedures shall govern all payments out of the Escrow Fund in the period prior to the Release of the Escrow Fund:

4.1    DISBURSEMENT BY ESCROW AGENT


       (a)    Upon receipt by the Escrow Agent of a written notice from PRG:-

              (i) confirming that the Vendor's Representative has received a copy of such notice no less than five (5) business days previously and has not since made any objection thereto; and

              (ii) including confirmation from KPMG that the manner and calculation of the disbursement set out in such notice is in accordance with the requirements of the Pooling of Interests accounting treatment;

              and giving instructions to the Escrow Agent to disburse any portion of the Escrow Fund (a "DISBURSEMENT INSTRUCTION"), then the Escrow Agent shall, within five (5) business days of the date of the Disbursement Instruction, disburse the Escrow Shares as designated therein.

       (b) All certificates for Escrow Shares released from escrow pursuant hereto will bear the same legends as the certificates issued to each of the Vendors upon Completion and that were not deposited into escrow and shall be subject to the same restrictions on resale and otherwise as such shares that were not deposited into escrow.

4.2    LIMITATION ON INDEMNIFICATION

       PRG's right to indemnification from the escrow created hereunder shall apply only in respect of claims for which a Determination of Claim occurs prior to the first anniversary of the date hereof.

5.     TERMINATION

       The escrow created by this Escrow Agreement shall terminate on the earlier to occur of the following events (a "TERMINATION DATE"):

       (a)    the Release of the Escrow Fund pursuant to clause 3.5; or

       (b) the disbursement of the final part of the Escrow Fund in accordance with this Escrow Agreement; or

       (c) receipt by the Escrow Agent of a notice signed both by PRG and the Vendors' Representative stating that this Escrow Agreement is terminated.

       On the relevant Termination Date, the Escrow Fund shall be distributed by the Escrow Agent to the Vendors' Representative.

       No fractional shares of PRG Common Stock shall be distributed and the Escrow Agent is authorised and directed to sell Escrow Shares in order to avoid distribution of fractional interests and to deliver the cash equivalent thereof.

6.     RIGHTS AND OBLIGATIONS OF THE VENDORS' REPRESENTATIVE

       The Vendors hereby authorise and direct the Vendors' Representative to take, on their behalf, any actions deemed by him appropriate or necessary to carry out the provisions of, and to determine the rights of the parties under, this Escrow Agreement.

       The Vendors' Representative:

       (a) shall not be liable to any of the Vendors for any error of judgment, act done or omitted by him as Vendors' Representative in good faith, or mistake of fact or law unless caused by his own gross negligence or wilful misconduct;

       (b) shall be entitled to treat as genuine any letter or documents furnished to him by PRG, any of the Vendors or the Escrow Agent and believed by him to have been signed and presented by the proper party or parties; and

       (c) shall be entitled to recover any reasonable out-of-pocket expenses from the Escrow Fund prior to any distribution to the Vendors under clause 5 above.

       In case of the resignation, death or inability to act of the Vendors' Representative or any successor thereto, a successor shall be designated in accordance with clause 8.3 of the Agreement. Each successor Vendors' Representative shall as soon as reasonably practicable inform the Escrow Agent of this appointment and shall have the power, authority, rights and privileges hereby conferred upon an original Vendors' Representative, and the term as used herein shall be deemed to include each such successor Vendors' Representative.

7.     VENDORS

       Schedule 2 hereto states the name of each Vendor as of the date hereof, each Vendor's percentage ownership of outstanding Equity Interests immediately prior to Completion (being such Vendor's Proportionate Interest) and the number of Escrow Shares registered in the name of the Escrow Agent in respect of each Vendor. The social security number for each Vendor who is a U.S. individual is also set forth in exhibit A attached hereto. The Escrow Agent may rely conclusively on exhibit A for all purposes of this Agreement; provided, however, that the Escrow Agent shall amend exhibit A from time to time as appropriate to reflect any changes in the number of Escrow Shares held hereunder and shall give notice of all such amendments to PRG and the Vendors' Representative.

8.     MISCELLANEOUS

8.1    NOTICES

       Save as specifically otherwise provided in this agreement, any notice, demand or other communication to be served under this agreement may be served upon any party hereto only by sending the same by a reputable international courier firm or sending the same by facsimile transmission to the party to be served at its address given below, or facsimile number given below or at such other address or number as he or it may from time to time notify in writing to the other parties hereto:-

       If to Meridian:           MR. BARRY STIEFEL
                                 Managing Director
                                 Meridian VAT Reclaim (UK) Limited
                                 Meridian House
                                 202-204 Finchley Road
                                 London, England NW3 6BX

       If to the Vendors         MR. NATHAN KIRSH, VENDORS' REPRESENTATIVE
                                 c/o Kirsh Industries Limited
                                 9 Summit Road
                                 Dunkeld West
                                 Johannesburg 2196
                                 South Africa
       Fax:                      00 27 11 880 1096

       with a copy to:           Baker & McKenzie
                                 100 New Bridge Street
                                 London EC4V 6JA
       Attention:                MICHAEL CARO
       Fax:                      (44) 207 919 1999

       If to PRG:                The Profit Recovery Group International, Inc.
                                 2300 Windy Ridge Parkway
                                 Suite 100, North
                                 Atlanta, Georgia 30339-8426
       Attention:                CLINTON MCKELLAR, JR.

                                 Senior Vice President -
                                 General Counsel and Secretary
       Fax:                      (770) 779-3034


       with a copy to:           Ashurst Morris Crisp
                                 Broadwalk House
                                 5 Appold Street
                                 London  EC2A 2HA
       Attention:                ALASTAIR MACPHERSON
       Fax:                      (44) 207 972 7990

       with a copy to:           Arnall Golden & Gregory, LLP
                                 2800 One Atlantic Center
                                 1201 West Peachtree Street
                                 Atlanta, Georgia 30309-3400
       Attention:                JONATHAN GOLDEN, ESQ.
       Fax:                      (404) 873-8701

       If to the Escrow Agent:   First Union National Bank
                                 Administrator, Capital Management Group
                                 Corporate Trust Division
                                 999 Peachtree Street
                                 Suite 1100 M/C GA 9094
                                 Atlanta GA 30309-9094
       Attention:                BRIAN K JUSTICE
       Fax:                     (404) 827 7305

       or at such other address as any party hereto notifies to the other parties in writing. The parties agree that notices or other communications sent (i) by fax will be deemed received on the day sent or on the business day thereafter if not sent on a business day, and (ii) by a reputable international courier firm will be deemed received on the second business day immediately following the date sent. For purposes of this agreement, a "BUSINESS DAY" is a day on which banks in the City of London and in New York are open for business and shall not include a Saturday or Sunday or a legal holiday. Notwithstanding anything to the contrary in this agreement, no action shall be required of the parties hereto except on a business day and in the event an action is required on a day which is not a business day, such action shall be required to be performed on the next succeeding day which is a business day.

8.2    COUNTERPARTS

       This Escrow Agreement may be executed in two or more counterparts, all of which taken together shall be deemed one original.

8.3    ENTIRE AGREEMENT

       This Escrow Agreement, the Registration Rights Agreement and the Sale Agreement contain the entire agreement among the parties with respect to the Escrow Fund save that the Escrow Agent shall not be bound by the terms or provisions of any agreement to which it is not a party. This Escrow Agreement may not be amended or supplemented, and no provision hereof may be waived, except by an instrument in writing signed by all of the parties hereto. No waiver of any provision hereof by any party shall be deemed a continuing waiver of any matter by such party.

8.4    BENEFIT AND ASSIGNMENT

       The rights and obligations of each party under this Escrow Agreement may not be assigned without the prior written consent of all other parties. Subject to paragraph 8.5 below, this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. In the event that the Vendors' Representative is replaced pursuant to the Sale Agreement, such replacement Vendors' Representative shall have the rights and obligations of the Vendors' Representative hereunder, but the Escrow Agent shall be entitled to rely on the continuation of the then existing Vendors' Representative until it receives notice of a replacement in accordance with clause 6 of this Escrow Agreement.

8.5    INTEREST OF VENDORS' REPRESENTATIVE

       No right or interest of the Vendors' Representative in the Escrow Fund shall be assignable or transferable, or be subject to any lien, in whole or in part, either directly or by operation of law or otherwise, including without limitation, by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

8.6    RIGHTS CUMULATIVE

       The rights, powers and remedies given to each party by this Escrow Agreement shall be in addition to all rights, powers and remedies given to such party by virtue of any statute or rule of law and all such rights, powers and remedies are cumulative and not alternative, and may be exercised and enforced successively or concurrently. Any forbearance or failure or delay by a party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of a party hereunder shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by such party.

8.7    GOVERNING LAW

       This Escrow Agreement shall be governed by and construed under the laws of the State of Georgia, exclusive of the conflict of laws provisions thereof. Each of the Vendors and the Vendors' Representative hereby agree to submit to the jurisdiction of the courts of the State of Georgia and the federal courts within the State of Georgia for the purpose of hearing and determining any dispute arising out of the operation of this Escrow Agreement.

8.8    FURTHER ASSURANCES

       The parties to this Escrow Agreement agree to execute and deliver any additional information, documents or agreements contemplated hereby and/or necessary or appropriate to effect and perform the actions contemplated hereby.

8.9    PRONOUNS

       All personal pronouns in this Escrow Agreement, whether used in the masculine, feminine or neuter gender shall include all other genders, and the singular shall include the plural and the plural shall include the singular.

IN WITNESS whereof this agreement has been executed on the date first above written.

Signed by CAVERSHAM TRUSTEES LIMITED as trustee            )
of THE BARON SETTLEMENT LIMITED acting by a                )
director                                                   )


                                                 Director      S. Whale




Signed by WARREN FINANCIAL SERVICES LIMITED as             )
trustee of KI CORPORATION, LTD pursuant to a               )
power of attorney dated 5 August 1999, WARREN              )
FINANCIAL SERVICES LIMITED acting by a director            )


                                                 Director      A. Evans




Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for DR STEINBRUGGER as trustee of the             )
DENOR TRUST pursuant to a power of attorney                )
dated 9 July 1999, WARREN FINANCIAL SERVICES               )
LIMITED acting by a director                               )


                                                 Director      A. Evans

Signed by LISDAR LIMITED acting by a director              )
                                                           )

                                                 Director      S. Whale
                                                 Secretary     N. Bell



Signed by WARREN FINANCIAL SERVICES LIMITED as attorney ) for DEBORAH P. FEROLITO pursuant to a power of attorney )
dated 9 July 1999, WARREN FINANCIAL SERVICES LIMITED       )
acting by a director                                       )


                                                 Director      A. Evans




Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for NORMANDY INVESTMENTS INC. pursuant            )
to a power of attorney dated 9 July 1999,                  )
WARREN FINANCIAL SERVICES LIMITED acting by a              )
director                                                   )


                                                 Director      A. Evans




Signed by CAVERSHAM TRUSTEES LIMITED as                    )
trustees of THE GOODMAN TRUST acting by a                  )
director                                                   )


                                                 Director      S. Whale

Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for INDUSTRIE UND FINANZKONTOR as                 )
trustee of the EURONA FOUNDATION (A/C/ PK)                 )
pursuant to a power of attorney dated 5 August             )
1999, WARREN FINANCIAL SERVICES LIMITED acting             )
by a director                                              )


                                                 Director      A. Evans




Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for INDUSTRIE UND FINANZKONTOR as                 )
trustee of the EURONA FOUNDATION (A/C LM)                  )
pursuant to a power of attorney dated  5 August            )
1999, WARREN FINANCIAL SERVICES LIMITED acting             )
by a director                                              )


                                                 Director      A. Evans




Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for RADCLIFFES TRUSTEE COMPANY SA AND             )
CENTRAL INDEPENDENT TRUSTEES LIMITED as                    )
trustees of the BORDEAUX TRUST pursuant to                 )
powers of attorney dated  2 August and 5 August            )
1999 respectively, WARREN FINANCIAL SERVICES               )
LIMITED acting by a director                               )


                                                 Director      A. Evans

Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for STEVEN KRELL pursuant to a power              )
of attorney dated 9 July 1999, WARREN FINANCIAL            )
SERVICES LIMITED acting by a director                      )
                                                           )


                                                 Director      A. Evans




Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for STACI KRELL pursuant to a power               )
of attorney dated 9 July 1999, WARREN FINANCIAL            )
SERVICES LIMITED acting by a director                      )


                                                 Director      A. Evans




Signed by CARLYLE CORPORATE SERVICES LIMITED               )
acting by a director                                       )


                                                 Director      B. Stiefel




Signed by CARLYLE CORPORATE SERVICES (CI)                  )
LIMITED acting by a director                               )


                                                 Director      S. Whale
                                                 Director      N. Bell

Signed by WARREN FINANCIAL SERVICES LIMITED as             )
attorney for NATHAN KIRSH pursuant to a power              )
of attorney dated 5 August 1999, WARREN                    )
FINANCIAL SERVICES LIMITED acting by a director            )


                                                 Director      A. Evans




Signed by THE PROFIT RECOVERY GROUP                        )
INTERNATIONAL, INC. acting by a duly                       )
authorised officer                                         )


                                  Duly Authorised Officer      C. McKellar

Signed by the ESCROW AGENT:          )
FIRST UNION NATIONAL BANK            )

By:                                  )

Name:                                )

Title:                               )

                                   SCHEDULE 1
                        FEE SCHEDULE OF THE ESCROW AGENT


Payment Due Upon Receipt                               Account #3072000685

-------------------------------------------------- ------------ ---------

For Services Rendered as Follows:
-------------------------------------------------- ------------ ---------

First Union National Bank as Escrow Agent for:

The Profit Recovery Group International Inc and the Vendors of Meridian VAT Corporation Ltd

Escrow Agent Acceptance Fee:                            500.00

Annual Escrow Administration Fee:                      3000.00
8/19/99 - 8/19/00

-------------------------------------------------- ------------ ---------
                                          TOTAL      $3,500.00     $0.00
-------------------------------------------------------------------------
PLEASE REMIT THIS AMOUNT FOR FEES AND EXPENSES >>>>>>>>         $3,500.00
-------------------------------------------------------------------------

Please Remit Payment Along With Account Number Reference To:
CHECK:                                  WIRE:
First Union National Bank               First Union National Bank
Corporate Trust Department              ABA #053-000-219
Suite 1100                              Acct #5000000016439
Attn: Brian K. Justice                  FFC: Acct #3072000685
999 Peachtree Street, NE                Ref: PRG/Meridian Escrow
Atlanta, Georgia 30309                  Attn: Brian K. Justice

















                                      -17

                                   SCHEDULE 2
                                  ESCROW SHARES


TOTAL NUMBER OF ESCROW SHARES                                      611,434

NUMBER AND PROPORTION OF ESCROW SHARES ATTRIBUTABLE TO EACH VENDOR:


------------------------------- ------------------------------- --------------------------------
               (1)                            (2)                             (3)
          Name of Vendor        Proportionate Interest of total        Total Escrow Shares
                                    number of Escrow Shares        attributable to each Vendor
------------------------------- ------------------------------- --------------------------------
The Baron Settlement                         0.0856                          52,352

Ki Corporation Limited                       0.4413                         269,819

The Denor Trust                              0.3407                         208,345

Lisdar Limited                               0.0143                          8,770

Deborah Ferolito                             0.0439                          26,813

Normandy Investments Inc                     0.0265                          16,200

The Goodman Trust                            0.0280                          17,120

Eurona Foundation (a/c PK)                   0.0025                          1,503

Eurona Foundation (a/c LM)                   0.0055                          3,356

The Bordeaux Trust                           0.0061                          3,701

Steven Krell                                 0.0025                          1,503

Staci Krell                                  0.0001                            83

Carlyle Corporate Services                   0.0022                          1,366
Limited

Carlyle Corporate Services (CI)              0.0008                           503
Limited
------------------------------- ------------------------------- --------------------------------

TOTAL                                        1.0000                         611,434

------------------------------- ------------------------------- --------------------------------

                                   SCHEDULE 3
                             IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, First Union National Bank as Escrow Agent does hereby sell, assign and transfer unto ____________________________________________________
____________________ shares of the common stock of The Profit Recovery Group International, Inc. ("PRG") standing in its name on the books of PRG represented by Certificate No. ________ and does irrevocably constitute and appoint _____________________________________________ attorney to transfer the said stock on the books of PRG with full power of substitution in the premises.

Dated:





First Union National Bank, as Escrow Agent   )
                                             )
                                             )
By :___________________________              )
Name:  Brian K. Justice                      )
Title: Administrator,                        )
       Capital Management Group,
       Corporate Trust Division




SIGNATURE GUARANTEED:


(Name of Medallion National Bank or a member of the New York Stock Exchange)



By:

Title:

======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
1.   Caversham   Ttees   Ltd   c/o   Harris   Crichton
TTEES    of    The     Baron   Bell                       Cayman Island
Settlement   apptd  by  deed   PO Box 258                     Trust               418,817               52,352(1)
dtd 09/10/90(3)                Malzard House
                               15 Union Street            Jersey Trustee
                               St. Helier,
                               Jersey JE4 8TY
                               Channel Islands


=============================  ========================  =================  =====================  ==================
2.  Ki Corporation Limited     c/o  Warren   Financial
                               Services Ltd                  Liberia
                               PO Box 183                                        2,158,553              269,819
                               Thorp House
                               Rouge Bouillon
                               St. Helier
                               Jersey JEH 8RH
                               Channel Islands
=============================  ========================  =================  =====================  ==================








=============================  ==================  ======================================






=============================  ==================  ======================================

             A                         D3                  E                   F

NAME AND, WHERE APPLICABLE,      #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER            ESCROW         INCLUDED IN THE
                                  CERTIFICATE       AGGREGATE NUMBER
                                                    OF SHARES ISSUED
                                                      OF RECORD TO
                                                      FIRST UNION
                                                     NATIONAL BANK
                                                    PURSUANT TO ITEM
                                                      15 (10%)(1)
=============================   =================  ===================  =================
1.   Caversham   Ttees   Ltd                                            Legend B
TTEES    of    The     Baron           NA                               Legend C
Settlement   apptd  by  deed
dtd 09/10/90(3)                                        52,352(1)

                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================
2.  Ki Corporation Limited                                              Legend B
                                       NA                               Legend C
                                                       269,819(1)
                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================


======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
3.  Dr Steinbrugger TTEE of    Dr Steinbrugger
the Denor Trust U/T dtd        c/o                        Leichtenstein
04/01/81(4)                    Vermongensverwaltung                              1,666,760              208,345
                               Blelcherway 18
                               CH 8022
                               Zurich
                               Switzerland



=============================  ========================  =================  =====================  ==================
4.  Lisdar Limited             c/o   Harris   Crichton
                               Bell                       British Virgin
                               PO Box 258                    Islands               70,166                8,771
                               Malzard House
                               15 Union Street
                               St. Helier,
                               Jersey JE4 8TY
                               Channel Islands
=============================  ========================  =================  =====================  ==================




===============================   ==================  ======================================






===============================   ==================  ======================================

             A                            D3                  E                   F

NAME AND, WHERE APPLICABLE,         #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER               ESCROW         INCLUDED IN THE
                                     CERTIFICATE       AGGREGATE NUMBER
                                                       OF SHARES ISSUED
                                                         OF RECORD TO
                                                         FIRST UNION
                                                        NATIONAL BANK
                                                       PURSUANT TO ITEM
                                                        15 (10%)(1)
=============================     =================  ===================  =================
3.  Dr Steinbrugger TTEE of                                              Legend B
the Denor Trust U/T dtd                 NA                               Legend C
04/01/81(4)
                                                        208,345(1)

                                                     FOR INFORMATION
                                                       ONLY. DO NOT
                                                      ISSUE SEPARATE
                                                     CERTIFICATES FOR
                                                       THESE SHARES
=============================    =================  ===================  =================
4.  Lisdar Limited                                                       Legend B
                                        NA
                                                         8,770(1)
                                                     FOR INFORMATION
                                                       ONLY. DO NOT
                                                      ISSUE SEPARATE
                                                     CERTIFICATES FOR
                                                       THESE SHARES
=============================    =================  ===================  =================


======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
5.  Deborah P. Ferolito        c/o     Meridian    VAT
                               Reclaim Inc                    U.S.A.
Social Security No.:           125 West 55th Street                               214,506               26,813
O51-46-3514                    8th Floor
                               New York
                               NY 10019




=============================  ========================  =================  =====================  ==================
6.  Normandy Investments       PO Box 135
Inc.                           Polygon Hall                Republic of
                               Le Marchant Street             Panama              129,601               16,200
                               St Peter Port
                               Guernsey GY1 4EL
                               Channel Islands



=============================  ========================  =================  =====================  ==================




=============================  ==================  ======================================






=============================  ==================  ======================================

             A                         D3                  E                   F

NAME AND, WHERE APPLICABLE,      #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER            ESCROW         INCLUDED IN THE
                                  CERTIFICATE       AGGREGATE NUMBER
                                                    OF SHARES ISSUED
                                                      OF RECORD TO
                                                      FIRST UNION
                                                     NATIONAL BANK
                                                    PURSUANT TO ITEM
                                                     15 (10%)(1)
=============================  =================  ===================  =================
5.  Deborah P. Ferolito                                                 Legend A
                                       NA                               Legend C
Social Security No.:
O51-46-3514                                            26,813(1)

                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================
6.  Normandy Investments                                                Legend B
Inc.                                   NA

                                                       16,200(1)
                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================


======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
7.  Caversham Trustees Ltd     c/o   Harris   Crichton
TTEES of The Goodman Trust     Bell                           Jersey              136,963               17,121
U/T dtd 12/31/89(5)            PO Box 258
                               Malzard House
                               15 Union Street
                               St. Helier,
                               Jersey JE4 8TY
                               Channel Islands


=============================  ========================  =================  =====================  ==================
8.  Industrie und              c/o    Industrie    und
FinanzKontor TTEE of Eurona    FinanzKontor               Liechtenstein            12,028                1,504
Foundation (a/c PK), inc       Postfach 339
04/24/72(6)                    Altenbach 8
                               FL 9490
                               Vaduz
                               Liechtenstein


=============================  ========================  =================  =====================  ==================




=============================   ==================  ======================================






=============================  ==================  ======================================

             A                          D3                  E                   F

NAME AND, WHERE APPLICABLE,       #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER             ESCROW         INCLUDED IN THE
                                   CERTIFICATE       AGGREGATE NUMBER
                                                     OF SHARES ISSUED
                                                       OF RECORD TO
                                                       FIRST UNION
                                                      NATIONAL BANK
                                                     PURSUANT TO ITEM
                                                      15 (10%)(1)
=============================  =================  ===================  =================
7.  Caversham Trustees Ltd                                             Legend B
TTEES of The Goodman Trust            NA                               Legend C
U/T dtd 12/31/89(5)
                                                      17,120(1)

                                                   FOR INFORMATION
                                                     ONLY. DO NOT
                                                    ISSUE SEPARATE
                                                   CERTIFICATES FOR
                                                     THESE SHARES
=============================  =================  ===================  =================
8.  Industrie und                                                      Legend B
FinanzKontor TTEE of Eurona           NA                               Legend C
Foundation (a/c PK), inc
04/24/72(6)                                            1,503(1)
                                                   FOR INFORMATION
                                                     ONLY. DO NOT
                                                    ISSUE SEPARATE
                                                   CERTIFICATES FOR
                                                     THESE SHARES
=============================  =================  ===================  =================

======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
9.  Industrie und              c/o    Industrie    und
FinanzKontor TTEE of Eurona    FinanzKontor               Liechtenstein            26,852                3,357
Foundation (a/c LM), inc       Postfach 339
04/24/72(7)                    Altenbach 8
                               FL 9490
                               Vaduz
                               Liechtenstein



=============================  ========================  =================  =====================  ==================
10.  Radcliffes Ttee Co SA     c/o Radcliffes Trustee
& Cen Ind Ttees Ltd TTEES      Company SA and Central         Jersey               29,607                3,701
Bordeaux Trust U/T 12/18/91(8) Independent Trustees
                               Ltd
                               12 Rue de L'Arquebuse
                               1204 Geneva
                               Switzerland


=============================  ========================  =================  =====================  ==================




=============================   ==================  ======================================






=============================  ==================  ======================================

             A                          D3                  E                   F

NAME AND, WHERE APPLICABLE,       #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER             ESCROW         INCLUDED IN THE
                                   CERTIFICATE       AGGREGATE NUMBER
                                                     OF SHARES ISSUED
                                                       OF RECORD TO
                                                       FIRST UNION
                                                      NATIONAL BANK
                                                     PURSUANT TO ITEM
                                                      15 (10%)(1)
=============================  =================  ===================  =================
9.  Industrie und                                                       Legend B
FinanzKontor TTEE of Eurona            NA                               Legend C
Foundation (a/c LM), inc
04/24/72(7)                                         3,356(1)

                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================
10.  Radcliffes Ttee Co SA                                              Legend B
& Cen Ind Ttees Ltd TTEES              NA
Bordeaux Trust U/T 12/18/91(8)
                                                    3,701(1)
                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================


======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
11.  Steven Krell              2502 Kinderhook Lane
                               Colorado Springs               U.S.A.               12,028                1,504
SOCIAL SECURITY NO.:           Colorado 80919
###-##-####                    USA






=============================  ========================  =================  =====================  ==================
12.  Staci Krell               28 Meadowbrook Road
                               Short Hills,                   U.S.A                 664                   83
SOCIAL SECURITY NO.:           NJ  07078
###-##-####                    USA





=============================  ========================  =================  =====================  ==================




=============================  ==================  ====================================






=============================  ==================  =====================================

             A                          D3                  E                   F

NAME AND, WHERE APPLICABLE,       #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER             ESCROW         INCLUDED IN THE
                                   CERTIFICATE       AGGREGATE NUMBER
                                                     OF SHARES ISSUED
                                                       OF RECORD TO
                                                       FIRST UNION
                                                      NATIONAL BANK
                                                     PURSUANT TO ITEM
                                                      15 (10%)(1)
=============================  =================  ===================  =================
11.  Steven Krell                                                       Legend A
                                       NA
SOCIAL SECURITY NO.:
###-##-####                                         1,503(1)

                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================
12.  Staci Krell                                                        Legend A
                                       NA
SOCIAL SECURITY NO.:
###-##-####                                         83(1)
                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================


======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
                               Meridian House
13.  Carlyle Corporate         202-204 Finchley Road            UK                 10,927                1,366
Services Limited               London NW3 6BX






=============================  ========================  =================  =====================  ==================




=============================  ==================  ====================================






=============================  ==================  =====================================

             A                          D3                  E                   F

NAME AND, WHERE APPLICABLE,       #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER             ESCROW         INCLUDED IN THE
                                   CERTIFICATE       AGGREGATE NUMBER
                                                     OF SHARES ISSUED
                                                       OF RECORD TO
                                                       FIRST UNION
                                                      NATIONAL BANK
                                                     PURSUANT TO ITEM
                                                      15 (10%)(1)
=============================  =================  ===================  =================
                                       NA                               Legend B
13.  Carlyle Corporate                                                  Legend C
Services Limited
                                                       1,366(1)
                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================

======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
                               c/o   Harris   Crichton
14.  Carlyle Corporate         Bell                           Jersey               4,029                  504
Services (CI) Ltd              PO Box 258
                               Malzard House
                               15 Union Street
                               St. Helier,
                               Jersey JE4 8TY
                               Channel Islands

=============================  ========================  =================  =====================  ==================



=============================  ==================  ====================================






=============================  ==================  =====================================

             A                          D3                  E                   F

NAME AND, WHERE APPLICABLE,       #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER             ESCROW         INCLUDED IN THE
                                   CERTIFICATE       AGGREGATE NUMBER
                                                     OF SHARES ISSUED
                                                       OF RECORD TO
                                                       FIRST UNION
                                                      NATIONAL BANK
                                                     PURSUANT TO ITEM
                                                      15 (10%)(1)
=============================  =================  ===================  =================
                                       NA                               Legend B
14.  Carlyle Corporate                                                  Legend C
Services (CI) Ltd
                                                        503(1)
                                                    FOR INFORMATION
                                                      ONLY. DO NOT
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES
=============================   =================  ===================  =================

======================================================================================================================

                                                               EXHIBIT A

                                             THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                                           New Stockholder via Acquisition - Stock Ownership

======================================================================================================================

             A                            B                     C                    D1                   D2

NAME AND, WHERE APPLICABLE,    ADDRESS FOR RECEIPT OF       COUNTRY OR        # OF SHARES FOR       # OF SHARES FOR
   SOCIAL SECURITY NUMBER      PROXY SOLICITATION AND         OTHER         CERTIFICATE 1 (80%)      CERTIFICATE 2
                                  OTHER SHAREHOLDER      JURISDICTION OF                                 (10%)
                                     INFORMATION           RESIDENCE OR
                                                           ORGANIZATION




=============================  ========================  =================  =====================  ==================
                               c/o Brian K Justice
15.  First  Union   National   First  Union   National         USA                   NA                   NA
Bank as Escrow Agent           Bank
                               Administrator, Capital
                               Management Group
                               Corporate Trust
                               Division
                               999 Peachtree Street
                               Suite 1100 M/C GA 9094
                               Atlanta GA 30309-9094

=============================  ========================  =================  =====================  ==================



=============================  ==================  ====================================






=============================  ==================  =====================================

             A                          D3                  E                   F

NAME AND, WHERE APPLICABLE,       #OF SHARES FOR    # OF SHARES TO BE    RESTRICTIONS(2)
   SOCIAL SECURITY NUMBER             ESCROW         INCLUDED IN THE
                                   CERTIFICATE       AGGREGATE NUMBER
                                                     OF SHARES ISSUED
                                                       OF RECORD TO
                                                       FIRST UNION
                                                      NATIONAL BANK
                                                     PURSUANT TO ITEM
                                                      15 (10%)(1)
=============================  =================  ===================  =================
                                                          N/A           Legend B
15.  First  Union   National                        FOR INFORMATION     Legend C
Bank as Escrow Agent            611,434(9)            ONLY. DO NOT      Legend D
                                                     ISSUE SEPARATE
                                                    CERTIFICATES FOR
                                                      THESE SHARES





=============================   =================  ===================  =================


----------
1. Indicates the number of shares being issued to First Union National Bank as Escrow Agent pursuant to item 15 above, which are being issued in respect of the person or entity named in this item. Such shares are part of the single aggregate certificate issued of record to First Union National Bank as Escrow Agent and deposited in escrow with First Union National Bank. TRANSFER AGENT: DO NOT ISSUE SEPARATE CERTIFICATES FOR ANY OF THE SHARES LISTED IN COLUMN E. ALL OF THESE SHARES ARE REFLECTED IN THE CERTIFICATE ISSUED TO FIRST UNION NATIONAL BANK AS ESCROW AGENT REFLECTED IN COLUMN D3 OF ITEM 15 ABOVE.

2 This column shows which of the relevant Legends on Exhibit B attached hereto should be affixed to each certificate evidencing the shares described above. Stop transfer orders should be entered with respect to all shares.

3 Full name: Caversham Trustees Limited as trustees of The Baron Settlement pursuant to a deed dated 10 September 1999

4 Full name: Dr Steinbrugger as trustee of the Denor Trust pursuant to a trust deed dated 1 April 1981

5 Full name: Caversham Trustees Limited as trustees of The Goodman Trust pursuant to a trust deed dated 31 December 1989

6     Full name: Industrie und FinanzKontor trustee of Eurona Foundation (a/c
      PK), incorporated in Leichtenstein on 24 April 1972

7     Full name: Industrie und FinanzKontor trustee of Eurona Foundation (a/c
      LM), incorporated in Leichtenstein on 24 April 1972

8 Full name: Radcliffes Trustee Company SA & Central Independent Trustees Limited as trustees of the Bordeaux Trust pursuant to a trust deed dated 18 December 1981

9 The certificate for the shares issued to First Union National Bank as Escrow Agent will be delivered to First Union National Bank to be held in escrow in accordance with an indemnity escrow and stock pledge agreement.

                                    EXHIBIT B

LEGEND A:
GENERAL RESTRICTIVE LEGEND FOR U.S. PERSONS:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, NOR WILL AN ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER OF THE SHARES BY THE ISSUER, UNLESS
(1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO THE SHARES AND THE TRANSFER SHALL THEN BE IN EFFECT, OR (2) IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, THE SHARES ARE TRANSFERRED IN A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS."


LEGEND B:
GENERAL RESTRICTIVE LEGEND FOR NON-U.S. PERSONS

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE, WHICH MAY INCLUDE OFFERS AND SALES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY ALSO NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

LEGEND C:
RELEVANT VENDOR RESTRICTIVE LEGEND:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON SALE, TRANSFER OR OTHER DISPOSITION PURSUANT TO A SALE AND PURCHASE AGREEMENT DATED ______________, 1999, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE PROFIT RECOVERY GROUP INTERNATIONAL, INC."


LEGEND D:
ESCROW SHARES RESTRICTIVE LEGEND:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN PLEDGED TO THE PROFIT RECOVERY GROUP INTERNATIONAL, INC. AND ARE SUBJECT TO AN INDEMNITY ESCROW AND STOCK PLEDGE AGREEMENT DATED _________ ____, 1999. A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE PROFIT RECOVERY GROUP INTERNATIONAL, INC."

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1.    Indicates the number of shares being issued to First Union National Bank as Escrow Agent pursuant to item 15 above, which are being issued in respect of the person or entity named in this item. Such shares are part of the single aggregate certificate issued of record to First Union National Bank as Escrow Agent and deposited in escrow with First Union National Bank. TRANSFER AGENT: DO NOT ISSUE SEPARATE CERTIFICATES FOR ANY OF THE SHARES LISTED IN COLUMN E. ALL OF THESE SHARES ARE REFLECTED IN THE CERTIFICATE ISSUED TO FIRST UNION NATIONAL BANK AS ESCROW AGENT REFLECTED IN COLUMN D3 OF ITEM 15 ABOVE.

2 This column shows which of the relevant Legends on Exhibit B attached hereto should be affixed to each certificate evidencing the shares described above. Stop transfer orders should be entered with respect to all shares.

3 Full name: Caversham Trustees Limited as trustees of The Baron Settlement pursuant to a deed dated 10 September 1999

4 Full name: Dr Steinbrugger as trustee of the Denor Trust pursuant to a trust deed dated 1 April 1981

5 Full name: Caversham Trustees Limited as trustees of The Goodman Trust pursuant to a trust deed dated 31 December 1989

6     Full name: Industrie und FinanzKontor trustee of Eurona Foundation (a/c
      PK), incorporated in Leichtenstein on 24 April 1972

7     Full name: Industrie und FinanzKontor trustee of Eurona Foundation (a/c
      LM), incorporated in Leichtenstein on 24 April 1972

8 Full name: Radcliffes Trustee Company SA & Central Independent Trustees Limited as trustees of the Bordeaux Trust pursuant to a trust deed dated 18 December 1981

9 The certificate for the shares issued to First Union National Bank as Escrow Agent will be delivered to First Union National Bank to be held in escrow in accordance with an indemnity escrow and stock pledge agreement.